UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                September 8, 2004



                 Exact Name of Registrant as specified in its charter;
Commission       State of Incorporation;                                        IRS Employer
File Number      Address and Telephone Number                                   Identification No.
-----------      ----------------------------                                   ------------------
1-14756          Ameren Corporation                                                43-1723446
                 (Missouri Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103
                 (314) 621-3222

1-2967           Union Electric Company                                            43-0559760
                 (Missouri Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103
                 (314) 621-3222

1-3672           Central Illinois Public Service Company                           37-0211380
                 (Illinois Corporation)
                 607 East Adams Street
                 Springfield, Illinois 62739
                 (217) 523-3600



333-56594        Ameren Energy Generating Company                                  37-1395586
                 (Illinois Corporation)
                 1901 Chouteau Avenue
                 St. Louis, Missouri 63103
                 (314) 621-3222

2-95569          CILCORP Inc.                                                      37-1169387
                 (Illinois Corporation)
                 300 Liberty Street
                 Peoria, Illinois 61602
                 (309) 677-5230

1-2732           Central Illinois Light Company                                    37-0211050
                 (Illinois Corporation)
                 300 Liberty Street
                 Peoria, Illinois 61602
                 (309) 677-5230



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS
ITEM 8.01.  Other Events.

     On September 8, 2004, Ameren Corporation (Ameren) issued a press release announcing that the parties participating in the case pending before the Illinois Commerce Commission (ICC) for approval of Ameren's proposed acquisition of Illinois Power Company (IP) from Dynegy Inc. have resolved all issues raised in the proceeding. Ameren's proposed acquisition of IP is subject to approval by the ICC. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01.  Financial Statements and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits. The following exhibit is included with this Report:

     Exhibit
       No.          Description
     -------        -----------

       99.1 Press release dated September 8, 2004 regarding resolution among parties in Illinois Commerce Commission case involving Ameren's proposed acquisition of Illinois Power Company.


     This combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (each, a "registrant"). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                               AMEREN CORPORATION
                                                   (Registrant)

                                               /s/ Martin J. Lyons
                                    --------------------------------------------
                                                   Martin J. Lyons
                                          Vice President and Controller
                                          (Principal Accounting Officer)


                                              UNION ELECTRIC COMPANY
                                                   (Registrant)

                                               /s/ Martin J. Lyons
                                    --------------------------------------------
                                                   Martin J. Lyons
                                          Vice President and Controller
                                          (Principal Accounting Officer)


                                         CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                                    (Registrant)

                                               /s/ Martin J. Lyons
                                    --------------------------------------------
                                                   Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


                                          AMEREN ENERGY GENERATING COMPANY
                                                      (Registrant)

                                               /s/ Martin J. Lyons
                                    --------------------------------------------
                                                   Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)

                                                     CILCORP INC.
                                                    (Registrant)

                                                 /s/ Martin J. Lyons
                                    --------------------------------------------
                                                     Martin J. Lyons
                                              Vice President and Controller
                                              (Principal Accounting Officer)


                                           CENTRAL ILLINOIS LIGHT COMPANY
                                                    (Registrant)

                                               /s/ Martin J. Lyons
                                    --------------------------------------------
                                                   Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)



Date:  September 8, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.                       Description
-----------                       -----------

   99.1 Press release dated September 8, 2004 regarding resolution among parties in Illinois Commerce Commission case involving Ameren's proposed acquisition of Illinois Power Company.

                                                                    Exhibit 99.1



[GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                             One Ameren Plaza
                                                             1901 Chouteau
                                                             Avenue
                                                             St. Louis, MO 63103
Contact:

Media                      Analysts                Investors
Susan Gallagher            Bruce Steinke           Investor Services
(314) 554-2175             (314) 554-2574          (800) 255-2237
sgallagher@ameren.com      bsteinke@ameren.com     invest@ameren.com
                           -------------------

FOR IMMEDIATE RELEASE
---------------------

          AMEREN REACHES AGREEMENT IN ILLINOIS COMMERCE COMMISSION CASE
                      INVOLVING ILLINOIS POWER ACQUISITION

     St. Louis, Mo., Sept. 8, 2004---Ameren Corporation (NYSE: AEE) today announced that parties participating in its case pending before the Illinois Commerce Commission (ICC) for the approval of Ameren's proposed acquisition of Illinois Power Company have resolved all issues raised in the proceeding. The terms of the resolution of these issues are consistent, in all material respects, with Ameren's expectations at the time it entered into the proposed acquisition of Illinois Power Company.

     This transaction, including the ultimate resolution of the issues raised in this proceeding by the parties, is subject to approval by the ICC. Information related to the case can be obtained from the ICC website at http://www.icc.state.il.us.
--------------------------

     Ameren announced on Feb. 3, 2004, the proposed $2.3 billion purchase from Dynegy Inc. (NYSE: DYN) of the stock of Decatur, Ill.-based Illinois Power Company and Dynegy's 20 percent interest in Electric Energy, Inc., owner of a Joppa, Ill., coal-fired power plant. Ameren has received approval of the acquisition from the Federal Energy Regulatory Commission and the Federal Communications Commission. In addition, the waiting period under the Hart-Scott-Rodino Act expired without a request by the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documents. Ameren's completion of this acquisition also requires approval from the U.S. Securities and Exchange Commission, under the Public Utility Holding Company Act of 1935, and is subject to customary closing conditions.

     Ameren Executive Vice President and Chief Financial Officer Warner L. Baxter will speak Wednesday, Sept. 8, at 9:45 a.m. (EDT) at Lehman Brothers 2004 CEO Energy/Power Conference. He will present an overview of Ameren's financial performance and business strategy, including information related to the IP acquisition process.

                                   -- more --

Add One

     This discussion will be available on a live audio Webcast from 9:45 a.m. to 10:20 a.m. (EDT) via a link on the Investors/Presentations section of Ameren's Web site, www.ameren.com. It will be available approximately one hour after the presentation for one year. Slides for the presentation will be posted on the Ameren Web site.

     With assets of $14.7 billion, Ameren owns a diverse mix of electric generating plants strategically located in its Midwest market with a capacity of more than 14,600 megawatts. Ameren serves 1.7 million electric customers and 500,000 natural gas customers in a 49,000 square-mile area of Missouri and Illinois.

Forward-Looking Statements
--------------------------

     Statements made in this release, which are not based on historical facts, are "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such "forward-looking" statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company is providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this release and in past and subsequent filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations as suggested by such "forward-looking" statements:

o the closing and timing of Ameren's acquisition of Illinois Power and the impact of any conditions imposed by regulators in connection with their approval thereof;
o difficulties in integrating AmerenCILCO and Illinois Power, if consummated, with Ameren's other businesses; and
o changes in the energy markets, environmental laws or regulations, interest rates or other factors adversely impacting assumptions in connection with the CILCORP and Illinois Power (if consummated) acquisitions.

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